UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Invesco Dynamic Credit Opportunities Fund

Shareholder Name Address 1 Address 2 Address 3

VERY IMPORTANT

Reference Number:

Re: Your investment in the Invesco Dynamic Credit Opportunities Fund

Dear Valued Shareholder:

We have been trying to contact you regarding important proposals pertaining to your investment.

Please call us toll-free at

1-866-436-8552

House of Operation:

•	Monday through Friday - 10:00 a.m. and 11:00 p.m. ET

•	Saturday - 12:00 p.m. to 6:00 p.m. ET

Kindly please respond as soon as possible with the Reference Number listed above. The call will take only a few moments.

32330 007CFN0073

You WILL NOT be asked for confidential information and your call will be recorded for your protection.

Thank you in advance for your participation.

32330 007CFN0073

Invesco Dynamic Credit Opportunities Fund

IMPORTANT NOTICE

Please exercise your right to vote as soon as possible!

Dear Shareholder:

We recently sent you a Proxy Statement concerning important proposals affecting the Invesco Dynamic Credit Opportunities Fund, which will be considered at the Annual Meeting of Shareholders on September 3, 2021, 9:30 a.m. Central Time via virtual meeting. This letter was sent to you because you held shares in the Dynamic Credit Opportunities Fund on the record date and we have not received your vote.

YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY

COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your 14-digit control number (located in the shaded box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the automated tollfree number listed on your proxy card. Please have your proxy card in hand to access your 14-digit control number (located in the shaded box) and follow the recorded instructions. If you would like to vote with a live agent you can call 1-866-904-8748 and provide your 14-digit control number and the agent will process your vote over the phone. You will receive a confirmation in the mail of your vote within 5 days.

3.	VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

The Proxy Statement sent previously contains important information regarding the proposals that you and other shareholders are being asked to consider. A copy of the Proxy Statement may be viewed or downloaded at the website listed on your enclosed proxy card. Please read the materials carefully. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Inc., the Fund’s proxy solicitor, toll free at 1-866-904-8748

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

32145 007CFN1354